CAPITAL MANAGEMENT (Details) - CAD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Disclosure of objectives, policies and processes for managing capital [abstract]
Unsecured debentures, net	$ 1,643,175	$ 648,392
Unsecured term loans, net	534,947	538,602
Cross currency interest rate swaps, net	85,588	30,365
Total debt	2,263,710	1,217,359
Stapled unitholders' equity	3,920,069	3,146,143
Total managed capital	$ 6,183,779	$ 4,363,502